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                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                 METLIFE OF CT FUND UL VARIABLE LIFE INSURANCE

                                     INVEST
                                  MARKETLIFE/SM/
                             METLIFE VARIABLE LIFE
                       METLIFE VARIABLE LIFE ACCUMULATOR
                  METLIFE VARIABLE LIFE ACCUMULATOR (SERIES 2)
                 METLIFE VARIABLE LIFE ACCUMULATOR (SERIES III)
                       METLIFE VARIABLE SURVIVORSHIP LIFE
                     METLIFE VARIABLE SURVIVORSHIP LIFE II
                                  VINTAGELIFE

                       SUPPLEMENT DATED OCTOBER 18, 2013
                      TO THE PROSPECTUS (AS SUPPLEMENTED)

MetLife Insurance Company of Connecticut (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain variable investment options ("Existing Funds") and substitute new options ("Replacement Funds"). The Replacement Funds are portfolios of Met Investors Series Trust or Metropolitan Series Fund. To the extent that a Replacement Fund is not currently available as an investment option under your Policy, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

The Company believes that the proposed substitutions are in the best interest of Policy holders. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about April 28, 2014.

The proposed substitution and respective advisers and/or sub-advisers for the above-listed Policies are:

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
EXISTING FUND AND CURRENT ADVISER                          REPLACEMENT FUND AND SUB-ADVISER
(WITH CURRENT SUB-ADVISER AS NOTED)

ClearBridge Variable All Cap Value Portfolio - Class I     T. Rowe Price Large Cap Value Portfolio - Class E
------------------------------------------------------     -------------------------------------------------
Legg Mason Partners Fund Advisor, LLC                      T. Rowe Price Associates, Inc.
(ClearBridge Investments, LLC)
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Please note that:

..    No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

..    The elections you have on file for allocating your cash value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

..    You may transfer amounts in your Policy among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy, subject to the Company's restrictions on transfers to prevent or limit frequent transfer activities by Policy owners or agents of Policy owners.

..    If you make one transfer from one of the above Existing Funds into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution. In addition, if you make one transfer from an Existing Fund into a subaccount before the substitution or from a Replacement Fund within 30 days after the substitution, the transfer will not be treated as one of a limited number of transfers (or exchanges) permitted under your Policy.

..    On the effective date of the substitution, your cash value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

..    There will be no tax consequences to you.

In connection with the substitution, we will send you a prospectus for the Replacement Fund, as well as notice of the actual date of the substitution and confirmation of transfer.

Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.